COLUMBIA ACORN TRUST

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn USA®

ColumbiaSM Acorn SelectSM

ColumbiaSM Acorn International®

ColumbiaSM Acorn International SelectSM

ColumbiaSM Thermostat FundSM

(the “Funds”)

Supplement dated August 1, 2008 to the
Prospectuses dated May 1, 2008

Administration Fees.

The fee schedule under the administration agreement between Columbia Acorn Trust (the “Trust”) and Columbia Wanger Asset Management, L.P. has been revised.  Accordingly, the footnote relating to management fees that appears underneath the Annual Fund Operating Expenses table in each Fund’s prospectuses, as well as the discussion of administration fees within the section entitled Management of the Fund – Primary Service Providers in the Funds’ prospectuses, are revised to reflect that, effective August 1, 2008, each Fund pays the Administrator an administration fee based on the average daily aggregate net assets of the Trust at the following annual rates:

first $8 billion	0.05%
next $8 billion	0.04%
next $19 billion	0.03%
next $10 billion	0.025%
net assets over $45 billion	0.015%

Prior to August 1, 2008, the Funds paid the Administrator an administration fee based on the average daily aggregate net assets of the Trust at the following annual rates:  0.05% of net assets up to $8 billion; 0.04% of the next $8 billion; and 0.03% of net assets in excess of $16 billion.

Minimum Initial Investments.

1.             The prospectuses for Class A and Class C shares of Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select are revised as follows to reflect changes to the minimum initial investment requirements for these Funds:

•      The second sentence of the first full paragraph that appears underneath the Example table is revised to state that the minimum initial investment in Class A and Class C shares of the Fund ranges from $0 to $2,500.

•      The first row of the Share Class Features table that appears in the section entitled Choosing a Share Class is replaced with the following:

	Class A Shares	Class C Shares
Eligible Investors and Minimum Initial Investments

Minimum initial investment ranges from $0 to $2,500; the share class is available to the general public, insurance company separate accounts for the benefit of group retirement plans and insurance company accounts structured as pools of IRA accounts.

Minimum initial investment ranges from $0 to $2,500; the share class is available to the general public for investment.

•      Under the table setting forth the Class A shares front-end sales charge breakpoint schedule, which appears in the section entitled Choosing a Share Class, footnote (c) and the second sentence of footnote (a) are deleted in their entirety.

•      In the section entitled Choosing a Share Class – Reductions/Waivers of Sales Charges, under the heading “Front-End Sales Charge Reductions,” the second sentence of the third paragraph is replaced with the following:

Your statement of intent must state the aggregate amount of purchases you intend to make in that 13-month period.

•      The first full paragraph under the heading “Minimum Initial Investments” within the section entitled Buying, Selling and Exchanging Shares is replaced in its entirety with the following:

The minimum initial investment for Class A and Class C shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A or Class C shares bought through omnibus accounts, wrap accounts or health savings accounts, although your selling and/or servicing agent may impose its own investment minimum.

•      The last sentence of the first full paragraph in the section entitled Hypothetical Fees and Expenses is revised to state that the Fund’s minimum investment for initial purchases and exchanges ranges from $0 to $2,500.

2.             The prospectuses for Class Z shares of Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select are revised as follows to reflect changes to the minimum initial investment requirements for these Funds:

•      The second sentence of the first full paragraph that appears underneath the Example table is revised to state that the minimum initial investment in Class Z shares of the Fund ranges from $0 to $2,500.

•      The first row of the Share Class Features table that appears in the section entitled Choosing a Share Class is replaced with the following:

Class Z Shares
Eligible Investors and Minimum Initial Investments

Class Z shares are available only to certain eligible investors, who are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

•      Under the heading “Minimum Initial Investments” within the section entitled Buying, Selling and Exchanging Shares, the sentence describing the minimum initial investment for the second set of categories of eligible investors in Class Z shares, which begins “The minimum initial investment,” is revised to state that the minimum initial investment in Class Z shares for the categories listed is $2,500.  In addition, all references throughout the sub-section to the minimum investment requirement are revised to reflect a $2,500 minimum.

•      The last sentence of the first full paragraph in the section entitled Hypothetical Fees and Expenses is revised to state that the Fund’s minimum investment for initial purchases and exchanges ranges from $0 to $2,500.

INT-47/154944-0808